UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 2, 2013

NOBLE ROMAN’S, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0-11104	35-1281154
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Virginia Avenue, Suite 300 Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

(317) 634-3377
(Company's telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Noble Roman’s, Inc. (the “Registrant”) held its 2013 Annual Meeting of Shareholders on July 2, 2013 (the “Annual Meeting”).  As of the record date for the Annual Meeting, May 15, 2013, 19,516,688 shares of the Registrant’s Common Stock and 20,625 shares of the Registrant’s Series B Preferred Stock were issued, outstanding and entitled to vote on the matters presented at the meeting.  Holders of 14,025,219 shares of the Registrant’s Common Stock and 10,875 shares of the Registrant’s Series B Preferred Stock, or 72% of the outstanding votes entitled to be cast at the Annual Meeting, were represented at the Annual Meeting in person or by proxy, and constituted a quorum.

At the Annual Meeting, the Registrant’s shareholders: (1) elected one Class III director nominee with a term expiring in 2016 to the Board of Directors; (2) accepted on an advisory basis the compensation of the Registrant’s named executive officers; (3) approved on an advisory basis the frequency of future advisory votes on executive compensation as every three years; and (4) ratified the appointment of the independent registered public accounting firm, Somerset CPAs, P.C., as the Registrant’s registered independent accounting firm for the year ending December 31, 2013.

The matters acted upon at the Annual Meeting, and the vote tabulation for each matter is as follows:

1. Election of one Class III director:
Class III Director Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
A. Scott Mobley	6,957,027	641,577	0	7,624,847

Mr. A. Scott Mobley received a majority of the votes of the shares voted and, therefore, was elected as a Class III Director to serve until 2016.

2. Proposal to approve on an advisory basis the compensation of the Registrant’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,008,149	367,833	200,400	7,624,847

The proposal to approve on an advisory basis, the compensation of the Registrant’s executive officers received votes of holders of a majority of the shares voted in person or by proxy.

3. Proposal on an advisory basis regarding the frequency of future advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstentions
2,009,431	75,476	5,374,099	50,710

With respect to the proposal on an advisory basis regarding frequency of future advisory votes on executive compensation, holders of a majority of the shares voted in person or by proxy at this meeting selected every three years.

4. Ratification of Somerset CPAs, P.C. as the Registrant’s independent registered public accounting firm for the year ending December 31, 2013:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,078,574	116,177	23,800	0

Somerset CPAs, P.C. received the affirmative vote of holders of the majority of the shares represented in person or by proxy and, therefore, their appointment as the Registrant’s registered independent accounting firm for the year ending December 31, 2013 was ratified.

Board Action.  In its annual meeting held immediately after the Shareholder Meeting, the Directors unanimously concluded: (1) no further action would be taken with regard to the compensation of the Registrant’s executive officers; and (2) the Registrant’s policy will be to have a shareholder vote on an advisory basis regarding the Registrant’s compensation of named executive officers every three years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE ROMAN’S, INC.

Dated: July 3, 2013	By:	/s/ Paul W. Mobley
Paul W. Mobley
Chief Executive Officer and
Chief Financial Officer